SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        CIGNA INVESTMENT SECURITIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                        CIGNA INVESTMENT SECURITIES, INC.



                                                      Philadelphia, Pennsylvania
                                                      March 15, 2002

To Our Shareholders:

     The Annual Meeting of Shareholders of CIGNA Investment Securities, Inc. will be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday April 30, 2002 at 11:30 a.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

     We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

     The Annual Report of CIGNA Investment Securities, Inc. for the year ended December 31, 2001 has previously been mailed to you.



                                   Sincerely,


                                   Richard H. Forde
                                   Chairman


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.
--------------------------------------------------------------------------------

                        CIGNA INVESTMENT SECURITIES, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To Shareholders of CIGNA Investment Securities, Inc.

The Annual Meeting of Shareholders of CIGNA Investment Securities, Inc. (the "Fund") will be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 30, 2002 at 11:30 a.m., Eastern Time, for the following purposes:

(1) To elect five Directors to serve until the next Annual Meeting of Shareholders or until the election and qualification of their successors.

(2) To reorganize the Fund from a Delaware corporation to a Massachusetts business trust.

(3) To remove the fundamental investment policy concerning investment in other investment companies.

(4) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Holders of record of the shares of the Fund at the close of business on March 11, 2002 are entitled to vote at the meeting.



                                Jeffrey S. Winer
                                Secretary


Philadelphia, Pennsylvania
March 15, 2002

                                 PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF
                        CIGNA INVESTMENT SECURITIES, INC.


     This proxy statement is furnished in connection with the solicitation of proxies by the Directors of CIGNA Investment Securities, Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, April 30, 2002 at 11:30 a.m., Eastern Time, and at any postponement or adjournment thereof.

     Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified on the proxy. A majority of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

     For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present. Abstentions and broker non-votes will assist the Fund in obtaining a quorum. Abstentions will have no effect on the outcome of the election of Directors, but will have the same effect as a vote "against" the other proposals. Broker non-notes will have no effect on the election of Directors or on the proposal to reorganize the Fund as a Massachusetts business trust, but will have the same effect as a vote "against" the proposal to remove the Fund's fundamental investment policy concerning investment in other investment companies.

     The Board of Directors recommends a vote FOR the election of Directors, FOR the reorganization of the Fund from a Delaware corporation to a Massachusetts business trust, and FOR the removal of the fundamental investment policy concerning investment in other investment companies. If no specification is made, the proxy will be voted FOR the election of Directors as listed, FOR the reorganization of the Fund from a Delaware corporation to a Massachusetts business trust, and FOR the removal of the fundamental investment policy concerning investment in other investment companies, and at the discretion of the proxy holders, on any other matters which properly come before the meeting or at any postponement or adjournment. The Board of Directors does not know of any actions to be considered at the meeting other than those referred to above.

     Costs of soliciting proxies will be borne by the Fund. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone.

     At the close of business on March 11, 2002, the record date for the determination of shareholders entitled to vote at the meeting, there were outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about March 15, 2002 to shareholders of record on the record date.

     The principal executive offices of the Fund are located at Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192-2211 and the mailing address of the Fund is P.O. Box 13856, Philadelphia, Pennsylvania 19101.

     The Fund will furnish to a shareholder upon request, without charge, a copy of the annual report. Requests may be made by writing to the Fund, P.O. Box 13856, Philadelphia, Pennsylvania 19101, Attn: Alfred A. Bingham III, or by calling 1-800-426-5523.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     At the meeting, five Directors are to be elected by the shareholders of the Fund. The Board of Directors has nominated and recommends the election of Ms. Marnie Wagstaff Mueller and Messrs. Richard H. Forde, Russell H. Jones, Paul J. McDonald and Farhan Sharaff. Each of the nominees other than Mr. Sharaff is currently serving on the Board of Directors. Shareholders are asked to elect Ms. Mueller and Messrs. Forde, Jones, McDonald and Sharaff as Directors of the Fund, each to hold office until the next Annual Meeting of Shareholders or until the election and qualification of his or her successor.

     Each of the Directors of the Fund (other than Mr. Sharaff) also serves as a Trustee of CIGNA High Income Shares ("CHIS"). TimesSquare Capital Management, Inc. ("TimesSquare"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Fund and CHIS. CHIS will hold an annual meeting on April 30, 2002, at which shareholders will be asked to elect Ms. Mueller and Messrs. Forde, Jones, McDonald and Sharaff as Trustees.

     All shares represented by valid proxies will be voted in the election of Directors for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Directors of the Fund, or the Board of Directors may reduce the number of Directors, as authorized by the By-Laws. All of the nominees have agreed to serve if elected.

     Messrs. Jones and McDonald were first elected to the Board in 1995. Mr. Forde was appointed to the Board in 1998. Ms. Mueller was appointed to the Board in 2001. Mr. Sharaff is not currently a member of the Board. Messrs. Forde, Jones and McDonald were last elected by shareholders on April 23, 2001.

     The following table sets forth the number of shares of the Fund and shares of all mutual funds in the CIGNA family of mutual funds beneficially owned by those nominees who served on the Board of Directors during 2001 and by the Fund's Directors and officers as a group. The information provided is as of December 31, 2001. As of December 31, 2001, neither the Directors as a group nor the Directors and officers as a group owned beneficially more than 1% of the outstanding shares of the Fund.

---------------------------------------------------------------------------------------------------------------------------------
                                          Dollar Range of           Aggregate Dollar Range of Equity Securities in All Funds
   Nominees who are not "interested       Equity Securities in      Overseen or to be Overseen by Director in Family of
   persons" of the Fund                   the Fund                  Investment Companies
---------------------------------------------------------------------------------------------------------------------------------
   Russell H. Jones                       $10,001 - $50,000         $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------------
   Paul J. McDonald                       $1-$10,000                $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------------------
   Marnie Wagstaff Mueller                None                      None
---------------------------------------------------------------------------------------------------------------------------------
   Nominees who are "interested           Dollar Range of           Aggregate Dollar Range of Equity Securities in All Funds
   persons" of the Fund                   Equity Securities in      Overseen or to be Overseen by Director in Family of
                                          the Fund                  Investment Companies
---------------------------------------------------------------------------------------------------------------------------------
   Richard H. Forde                       $1-$10,000                $1-$10,000
---------------------------------------------------------------------------------------------------------------------------------
   Farhan Sharaff                         None                      None
---------------------------------------------------------------------------------------------------------------------------------

     Neither Russell Jones, Paul McDonald nor Marnie Mueller or any of their immediate family members own any securities issued by CIGNA Corporation.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Directors and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities ("10% shareholders"), to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Directors and 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Directors and 10% shareholders were satisfied.

     The following tables show information for each nominee, including age, present position, principal occupation or employment during the last five years, principal affiliations, including any directorships presently held in companies that have issued publicly-held securities and any material interest in or relationship with TimesSquare and any of its affiliated persons presently and during the preceding five years. The Fund does not have a principal underwriter or administrator. Each nominee except Mr. Sharaff currently serves as a director of the Fund, and as a Trustee of CIGNA Funds Group, CIGNA Variable Products Group and CIGNA High Income Shares, except that Mr. Forde and Ms. Mueller are not Trustees of CIGNA Variable Products Group.


              Nominees who are not "interested persons" of the Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of         Other
                                                                                                Portfolios        Directorships
                          Position         Term of Office**        Principal                    in Fund           Held by
  Name, Address*          Held with        and Length of           Occupation(s) During         Complex           Director or
  And Age                 Fund             Time Served             Past 5 Years                 Overseen          Nominee
-----------------------------------------------------------------------------------------------------------------------------------
  Russell H. Jones        Director         Director since          Vice President               14                None
                                           1995                    (Investor Relations,
                                                                   Public Relations) and
  57                                                               Treasurer, Kaman
                                                                   Corporation
                                                                   (helicopters and
                                                                   aircraft components,
                                                                   industrial)
-----------------------------------------------------------------------------------------------------------------------------------
  Paul J. McDonald        Director         Director since          Special Advisor to
                                           1995                    Board of Directors,                            Director -
                                                                   Friendly Ice Cream           14                Western
  58                                                               Corporation (family                            Massachusetts
                                                                   restaurants and dairy                          Electric
                                                                   products);                                     Company
                                                                   previously, Senior
                                                                   Executive Vice
                                                                   President and Chief
                                                                   Financial Officer,
                                                                   Friendly Ice Cream
                                                                   Corporation
-----------------------------------------------------------------------------------------------------------------------------------
  Marnie Wagstaff         Director         Director since          Diocesan Consultant,         11                None
  Mueller                                  2001                    Episcopal Diocese of
                                                                   Connecticut;
                                                                   previously,
  64                                                               Visiting Professor of
                                                                   Health Economics,
                                                                   Wesleyan University
-----------------------------------------------------------------------------------------------------------------------------------

* All Directors have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103
** Each Director's term of office will be until the next annual meeting of shareholders or until the election of the Director's successor.

      Nominees who are "interested persons" of the Fund, and Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Number of      Other
                                                                                                Portfolios     Directorships
                          Position         Term of Office**        Principal                    in Fund        Held by
  Name, Address*          Held with        and Length of           Occupation(s) During         Complex        Director or
  And Age                 Fund             Time Served             Past 5 Years                 Overseen       Nominee
--------------------------------------------------------------------------------------------------------------------------------
  Farhan                  --               Nominee,                Chief Investment                            Trustee of 3
  Sharaff                                  not                     Officer, CIGNA               3              portfolios in CIGNA
                                           currently               Corporation and                             Mutual Fund Complex;
                                           a Director              President TimesSquare                       Director of various
                                                                   Capital Management,                         subsidiaries of
  51                                                               Inc.;  previously,                          CIGNA Corporation
                                                                   Chief Investment
                                                                   Officer, Zurich
                                                                   Scudder Investments
                                                                   Ltd; Chief Investment
                                                                   Officer of Private
                                                                   Banking Group,
                                                                   Citibank
--------------------------------------------------------------------------------------------------------------------------------
  Richard H.              Chairman         Director &              Managing Director,                          Trustee of 11
  Forde                   of the           President               CIGNA Retirement &           14             portfolios in CIGNA
                          Board of         since 1998              Investment Services,                        Mutual Fund Complex;
                          Directors,                               Inc. and TimesSquare                        Director of various
  48                      President                                Capital Management,                         subsidiaries of
                                                                   Inc.                                        CIGNA Corporation
--------------------------------------------------------------------------------------------------------------------------------
  Alfred A.               Vice             Officer                 CIGNA Funds
  Bingham,                President        Since 1979              Treasurer;                   14
  III                     and                                      Assistant Vice                              ---
                          Treasurer                                President,
  57                                                               TimesSquare Capital
                                                                   Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
  Jeffrey S.              Vice             Officer                 Senior Counsel,
  Winer                   President        Since 1994              CIGNA Corporation            14
                          and                                                                                  ---
  44                      Secretary
--------------------------------------------------------------------------------------------------------------------------------

* All Directors and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103
** Each Director's term of office will be until the next annual meeting of shareholders or until the election of the Director's successor.

     No officer of the Fund and no Director of the Fund who received any remuneration from the Fund during 2001 was serving as a director, officer or employee of TimesSquare, CIGNA or any of its subsidiaries. The other current Directors, taken as a group, were paid or accrued Director fees for 2001 from the Fund in the aggregate amount of $21,300. Under current compensation arrangements, these Directors will be entitled to receive from the Fund an annual retainer of $5,100 plus a fee of $400 for each Board meeting attended and $400 for each Committee meeting attended. These Directors will also be entitled to receive, as compensation for their services as Trustees, an annual retainer of $2,000, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA Variable Products Group, an annual retainer of $4,000, a $800 Board meeting fee and $800 Committee meeting fee from CIGNA Funds Group, and an annual retainer of $7,100, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA High Income Shares. All Directors are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Fund, each series of CIGNA Funds Group and CIGNA Variable Products Group, and CIGNA High Income Shares so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities.

     The following table sets forth compensation paid by the Fund and by the CIGNA fund complex to Directors in 2001:

                                                         Total Compensation
                                                         from Fund
                                   Aggregate             and CIGNA Fund
     Name of Person,               Compensation          Complex Paid to
     Position with Fund            from Fund             Directors (f)
     ------------------            ---------             --------------

     Hugh R. Beath,                  $  7,100               $ 28,200
     Director (a)

     Richard H. Forde                       0                      0
     President, Chairman
     and Director

     Russell H. Jones,               $  7,100               $ 28,200
     Director (b)

     Thomas C. Jones,                       0                      0
     Director (c)

     Paul J. McDonald,               $  7,100               $ 28,200
     Director (d)

     Marnie Wagstaff Mueller                0                       0
     Director (e)

                                     $  21,300              $ 84,600
                                     =========              ========

-------------
(a) All but $5,239 of Mr. Beath's 2001 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $299,232 as of December 31, 2001. Mr. Beath retired from the Board in 2001.

(b) All but $5,239 of Mr. R. Jones' 2001 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $22,462 as of December 31, 2001.

(c)  Mr. T. Jones retired from CIGNA and resigned from the Board in March 2002.

(d) Mr. McDonald's balance in the CIGNA funds deferred compensation plan was $135,401 as of December 31, 2001.

(e)  Ms. Mueller was appointed to the Board in October 2001.

(f) There were three investment companies other than the Fund in the CIGNA fund complex.


     The Board of Directors held four Board meetings during 2001. Each Director attended more than 75% of the aggregate meetings of the Board and Committees on which such Director served during the year.

     The Board of Directors has three standing committees as follows:

Audit Committee

     The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Fund's internal accounting procedures and controls.

     The Fund has an Audit Committee comprised of only "Independent Directors" (as defined in the regulations of the New York Stock Exchange ("NYSE") of the Fund, who are also not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent accountants of the Fund. The independent accountants, PricewaterhouseCoopers LLP
(PWC), discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Fund that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Fund's internal accounting procedures and controls.

     For the fiscal year ended December 31, 2001, PWC performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Fund and providing tax planning advice.

     PWC also serves as independent accountants for CIGNA High Income Shares and for each of the series of shares of CIGNA Funds Group and CIGNA Variable Products Group and performs services for all such entities similar to the services performed for the Fund. PWC also serves as independent accountants for CIGNA.

     Representatives of PWC may attend the meeting and be provided an opportunity to make a statement and to respond to questions from shareholders.

FEES PAID TO INDEPENDENT ACCOUNTANTS

     For the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2001, included in the Fund's annual report to shareholders for that fiscal year, the Fund paid or accrued $ to PWC.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended December 31, 2001, the Fund, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Fund, did not pay or accrue any fees for financial information systems design and implementation services by PWC.

     For the fiscal year ended December 31, 2001, the Fund, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Fund paid or accrued aggregate fees of approximately $ in audit fees, and $ for other services provided by PWC. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PWC.

     The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix A. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The current members of the Committee are Messrs. Jones and McDonald (Chairperson) and Ms. Mueller (Mr. Beath was also a member of the Audit, Nominating and Contracts Committees during 2001 before his retirement). All members of the Audit Committee meet the independence standards of the NYSE listing standards.

Contracts Committee

     The Contracts Committee reviews the performance of the investment adviser for the Fund, and makes recommendations to the Board of Directors concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held one meeting in 2001. The current members of the Committee are Messrs. Jones (Chairperson) and McDonald and Ms. Mueller, none of whom are interested persons of the Fund.

Nominating Committee

     The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Directors. No policy or procedure has been established as to the recommendation of Director nominees by shareholders. The Committee held two meetings in 2001. The current members of the Committee are Messrs. Jones and McDonald and Ms. Mueller (Chairperson), none of whom are interested persons of the Fund.

Required Vote

     Each nominee for Director must be elected by a plurality of the shares of the Fund voted at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                                   PROPOSAL 2

                REORGANIZATION AS A MASSACHUSETTS BUSINESS TRUST

The Board of Directors has approved a plan to reorganize the Fund as a Massachusetts business trust ("Trust"). The principal purpose of the reorganization is to reduce the amount of state taxes that the Fund pays annually. To proceed with the reorganization plan, we need shareholder approval. The next few pages of this proxy statement discuss important details of the reorganization plan, including the following:

o    Why we want to reorganize the Fund.
o    How we plan to accomplish the reorganization.
o    How the reorganization will affect the Fund.
o How the proposed Massachusetts business trust compares to the Fund's current legal structure.
o    How many shareholder votes we need to approve the reorganization.

A.   WHY WE WANT TO REORGANIZE YOUR FUND

     The Fund will pay less taxes as a business trust. The Fund currently pays franchise taxes to the State of Delaware. This tax applies because the Fund is a Delaware corporation. The Fund also currently pays foreign franchise taxes to the Commonwealth of Pennsylvania. This tax applies to the Fund because it is headquartered in Pennsylvania and is a "foreign" corporation-that is, organized as a corporation under the laws of a different state, Delaware. If the Fund were instead organized in the form of a business trust (as many mutual funds are) it would be exempt from the Pennsylvania foreign franchise tax. As part of the reorganization, we will move the Fund's headquarters from Pennsylvania to Massachusetts so that the Fund will not have to pay Delaware franchise taxes. There will be no change in the Fund's shareholder servicing arrangements or any other Fund operations.

     The Fund paid a total of $25,000 in Pennsylvania foreign franchise taxes and Delaware franchise taxes for its last fiscal year. If the Fund had been organized as a Massachusetts business trust for the last fiscal year with a Massachusetts headquarters, it would have paid no Delaware franchise taxes, Pennsylvania foreign franchise taxes or personal property taxes.

     We expect to save the Fund the amount of franchise taxes paid last year annually by reorganizing it into a Massachusetts business trust. These anticipated savings are based on the size of the Fund during its last fiscal year.

     Massachusetts law is favorable to mutual funds. We have proposed to reorganize the Fund as a Massachusetts business trust because that state's business trust law contains provisions that are well suited to mutual funds. The reorganization will not change the day-to-day operation of the Fund.

B.   HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

     Agreement and Plan of Reorganization. The Board of Directors has approved a written Agreement and Plan of Reorganization for the Fund. This document spells out the terms and conditions that will apply to the Fund's reorganization as a Massachusetts business trust.

     Three steps to reorganize. In essence, the reorganization will be a three-step process. The first step is already taken: we have established a Massachusetts business trust especially for the Fund. Prior to the reorganization, the Business Trust will issue a single share to the Fund. Second, if this proposal is approved, the Fund will transfer all of its assets and liabilities to the Business Trust. As part of this second step, the Business Trust will open an account for each Fund shareholder. The Business Trust will then credit these accounts with the exact number of full and fractional shares that each shareholder owned in the Fund on the reorganization date. And third, we will dissolve the Fund's Delaware corporate entity. The name of the Massachusetts business trust is CIGNA Investment Securities. If shareholders approve the proposals in this proxy statement, that will become the new name of the Fund.

     Effective as soon as practicable. If approved by shareholders, the reorganization will take place as soon as practicable after the Fund receives the necessary regulatory approvals and legal opinions. We think this could be accomplished by May 15, 2002. However, at any time prior to the reorganization, the Board of Directors may decide that it is in the best interest of the Fund and its shareholders not to go forward with this project. If that happens, the Fund will continue to operate as it is currently organized.

C.   HOW THE REORGANIZATION WILL AFFECT THE FUND

     The reorganization will have no impact on the Fund's net asset value. On the day of the reorganization, the newly formed Business Trust's net asset value per share will be the same as that of the Fund, and you will own the same number of shares. Any declared but undistributed dividends or capital gains for the Fund will carry over in the reorganization.

     The Fund's Directors will continue as Trustees of the Business Trust. Under Proposal 1, shareholders are asked to elect five Directors to the Fund's Board of Directors. If the reorganization is approved by shareholders, the Fund will vote the single share of the Business Trust to elect as Trustees of the Business Trust (trustees of a trust are equivalent to directors of a corporation) those persons who have been elected pursuant to Proposal 1. This approach will satisfy the requirements of federal securities laws that require at least one-half of a fund's directors or trustees to be elected by shareholders.

     The reorganization is conditioned on tax-free treatment at the federal level. We fully expect that the reorganization will have no federal income tax consequences for you or the Fund. We will not proceed with the reorganization until this point is confirmed by an opinion of counsel. Following the reorganization, from a tax standpoint, the adjusted basis of the Fund shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure.

D. HOW THE PROPOSED MASSACHUSETTS BUSINESS TRUST COMPARES TO THE FUND'S CURRENT LEGAL STRUCTURE

     Federal securities laws have much to say about the way that mutual funds operate, but they do not cover every aspect of a fund's existence. State law and each fund's governing documents fill in most of the gaps. The following discussion compares the state law and documents currently governing the Fund with the state law and documents that will apply if it reorganizes as a Massachusetts business trust. This discussion is not a comprehensive review of all technical distinctions between the different legal structures. We simply want you to know how a Massachusetts business trust compares in certain key areas to a Delaware corporation - the Fund's present legal structure. For more complete information, please refer to the proposed Agreement and Declaration of Trust ("Trust Agreement") attached as Appendix B.

     Shareholder liability. Shareholders of a Fund organized as a Delaware corporation generally have no personal liability for the Fund's obligations. With a Massachusetts business trust, while theoretically shareholders could have personal liability for trust activities, practically speaking shareholders generally have the same protection from personal liability that they would have as shareholders of a Delaware corporation. The Trust Agreement disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust. The Trust Agreement provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and thus should be considered remote.

     Quorums for meeting of shareholders. As a Delaware corporation, a majority of the issued and outstanding shares of the Fund entitled to vote at any meeting of shareholders constitutes a quorum for the transaction of business at the meeting. By contrast, the Trust Agreement provides that thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business at a shareholders' meeting of the Business Trust.

     Annual meeting of shareholders. Presently the Fund is required to hold an annual meeting of shareholders pursuant to both the Delaware Business Corporation Law and the rules of the New York Stock Exchange. No annual meeting of Business Trust shareholders will be required under state law. Following the Reorganization, the Business Trust will continue to hold meetings in accordance with the rules of the New York Stock Exchange. However, if at a future date the Business Trust is no longer required to hold annual meeting under stock exchange rules, the Business Trust would be permitted to discontinue annual meetings.

     Inspection rights. As shareholder of a Delaware corporation, each Fund shareholder has the right to inspect the records of the Fund for any proper purpose reasonably related to such person's interest as a shareholder. The Trust Agreement provides that Trustees may from time to time establish reasonable standards with respect to shareholder inspection of Business Trust records, including standards governing what information and documents are to be furnished, at what time and location, and at whose expense.

     Reorganization/Combination transactions. Under Delaware law, mergers or consolidations of the Fund and sales of all or substantially all of its property and assets must be approved by the Directors and vote of the holders of a majority of outstanding shares entitled to vote. The Trust Agreement permits the Business Trust to merge, consolidate or sell all or substantially all of its assets with the approval of the Trustees and a majority of shareholders participating at a meeting at which a quorum is present.

     Charter amendment. As a Delaware corporation, an amendment to the Fund's charter (its certificate of incorporation) must be approved by the Board of Directors and a majority of its outstanding shares. The Trust Agreement permits a majority of the Trustees to approve an amendment, provided that it would not materially and adversely affect the rights of shareholders. Any amendment to the Trust Agreement that would materially and adversely affect the rights of shareholders could be approved by the Trustees and a majority of shareholders participating in a meeting at which a quorum is present.

     Shareholder appraisal rights. Delaware law provides that, in certain circumstances, shareholders who dissent from a merger or consolidation have the right to demand payment for their shares based on appraised value determined by a court. Shareholders of the Business Trust will not have comparable rights under the Trust Agreement or Massachusetts law.

     Judicial interpretation. Although many registered investment companies are organized as Massachusetts business trusts, the provisions of charter documents such as the Trust Agreement have not received extensive scrutiny and interpretation by the Massachusetts courts. Delaware law is widely regarded as the most extensive and well-defined body of corporate law in the United States. Delaware corporations are often guided by the extensive body of court decisions interpreting Delaware's corporate law.

E.   HOW MANY SHAREHOLDER VOTES WE NEED TO APPROVE THE REORGANIZATION

     To go forward with the reorganization, a majority of the Fund's outstanding shares must vote in favor of this proposal.



THE FUND'S BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU APPROVE THE REORGANIZATION.

     Your "yes" vote on the reorganization proposal (Proposal 2) will be treated as a vote to elect those persons who are elected pursuant to Proposal 1. Following the reorganization, the Trustees will serve until the next election or until their terms are for some reason terminated.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.


                                   PROPOSAL 3

TO REMOVE THE FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES.

     The Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Currently one of the Fund's fundamental restrictions provides that:

     "The Registrant [The Fund] will not purchase the securities of other investment companies, except for the investment in such securities of funds representing compensation otherwise payable to directors of the Registrant pursuant to any deferred compensation plan existing at any time between the Registrant and one or more of its directors."

     While this investment restriction prohibits investments in other mutual funds, the Investment Company Act of 1940, the primary law regulating investment companies such as the Fund, permits a fund to invest in other funds, subject to specific limitations. Generally, a fund may invest up to 5% of its assets in another fund, and up to 10% of its assets in the aggregate in other funds. Greater investments may also be permitted under exemptive orders granted by the Securities and Exchange Commission.

     If shareholders approve the elimination of this restriction, the Fund would be able to invest in other funds, as permitted by applicable law. For example, it would be able to take advantage of an order the Fund obtained from the Securities and Exchange Commission permitting it to invest its cash balances that have not been invested in portfolio securities in the Money Market Fund, a series of CIGNA Funds Group. This would enable the fund to efficiently invest its cash positions. To avoid double advisory fees, TimesSquare, the investment adviser to the Money Market Fund, will waive or credit its advisory fee for the Fund in the amount of the advisory fee incurred by the Fund in connection with its investment in the Money Market Fund.

     Removal of the investment restriction against investing in other funds will permit the Fund to invest in other funds, as permitted by law, and in particular will permit the Fund to invest up to 25% of its assets in the Money Market Fund in accordance with the order the Fund received from the Securities and Exchange Commission.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE ELIMINATION OF THIS RESTRICTION, AND VOTE "FOR" PROPOSAL 3.

     To go forward with removing this fundamental policy, a majority of the Fund's outstanding shares must vote in favor of this proposal.

     Under the Investment Company Act of 1940, a majority of the voting securities of the Fund means the lesser of (a) the vote of the holders of 67% or more of the outstanding shares of the Fund present in person or by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding shares of the Fund.

MANAGEMENT OF THE FUND

     Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund, other than for Mr. Forde, Chairman of the Board and President of the Fund, is set out below. Information concerning Mr. Forde is set out in Proposal 1 under the caption "Nominees". The executive officers are elected annually by the Board of Trustees. As of December 31, 2001, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

     ALFRED A. BINGHAM III, 57, Vice President and Treasurer, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Assistant Vice President, TimesSquare.

     JEFFREY S. WINER, 44, Senior Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; previously Counsel, CIGNA.

OTHER BUSINESS

Largest Security Holder

     Listed below is the only shareholder that the Fund knows beneficially owned more than five percent of the Fund's shares as of December 31, 2001 We prepared this information from the Schedule 13G filed by the owner listed below:

                                              Amount and Nature of
Name and Address                              Beneficial Ownership         Percent of Class
Of Beneficial Owner                           As of 12/31/2001             as of 12/31/2001
-------------------                           ----------------             ----------------
First Union Corporation                         ______ shares                   ____%
One First Union Center
Charlotte, North Carolina 28288-0137

     First Union Corporation reported on Schedule 13G that it held these shares for the account of discretionary clients. It reported to the Securities and Exchange Commission that it acquired these shares in the ordinary course of business with no intention of influencing control of the Fund.

Shareholder Proposals for 2003

     Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 2003 annual meeting must be received by management of the Fund prior to November 13, 2002 Shareholder proposals not included in the proxy materials may be presented from the floor at the annual meeting only if the shareholder notifies the Fund as to the proposal's nature and certain additional information by January 21, 2003.

     The management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.


                                        Jeffrey S. Winer
                                        Secretary
Philadelphia, Pennsylvania
March 15, 2002

                                   APPENDIX A

                        CIGNA INVESTMENT SECURITIES, INC.
                             AUDIT COMMITTEE CHARTER


1. The Audit Committee shall be composed entirely of Trustees/Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, so long as the Fund's shares are listed on the New York Stock Exchange (the NYSE"), the composition of the Audit Committee shall meet such other requirements as shall be imposed from time to time by the NYSE.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of one or more service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent accountants and the full Board of Trustees/Directors (the "Board").

3. The function of the Audit Committee is to assure itself and the Board of the integrity of financial information and controls maintained in accordance with contracts, prospectuses and regulations. Management's responsibility is to maintain appropriate systems for accounting and internal control. The independent accountant's responsibility is to plan and carry out a proper audit. The independent accountant's ultimate accountability is to the Audit Committee and to the Board, which has the ultimate authority and responsibility regarding the evaluation, appointment and, when appropriate, the termination of the Fund's independent accountants.

4.   The Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of accountants and, in connection therewith, to otherwise evaluate the independence of the accountants, including whether the accountants provide any consulting services to the manager and to request an annual representation from the accountant of its independence from management;

     (b) to meet with the Fund's independent accountants, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the accountants, or other results of said audit(s); (iii) to consider the accountants' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and
          (iv) to review the form of opinion the accountants propose to render to the Board and shareholders;

     (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the accountants;

     (d) to review the fees charged by the accountants for audit and non-audit services;

     (e) to investigate improprieties or suspected improprieties in fund operations;

     (f) to review any non-audit services to the Fund by its independent accountants;

     (g) to review the working relationship between the Fund's management and the independent accountants;

     (h) to review and discuss the Fund's audited financial statements with the Fund's management;

     (i) to report its activities to the Board on a regular basis, based on the Committee's review and discussions with management and with the independent accountants to make a recommendation to the Board as to whether the Fund's audited financial statements should be included in the Fund's annual report to shareholders and to make such other recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

     (j) to prepare any audit committee report required to be included in a Fund proxy statement.

5. The Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

6. The Committee shall regularly meet with the Fund's Treasurer and internal accountants for the management company and shall have the right of access to the Fund's Treasurer, other officers and independent accountants.

7. The Committee shall require the independent accountants to provide the Committee with an annual report regarding the independent accountants' independence, which report shall include, but not be limited to, a formal written statement setting forth all relationships between the independent accountants and (a) the Fund or any of its officers or directors or (b) the Fund's investment adviser(s). The Committee shall discuss such reports with the independent accountants, and if necessary in the judgment of the Committee, the Committee shall recommend that the Board take appropriate action to ensure the independence of the independent accountants or replace the independent accountants.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the Fund's expense.

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                   APPENDIX B










                           CIGNA INVESTMENT SECURITIES

                       AGREEMENT AND DECLARATION OF TRUST

                              ______________, 2002

                            2002 Goodwin Procter LLP

                               All Rights Reserved

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
1.   NAME AND DEFINITIONS....................................................................   1
     1.1   Name and Principal Office.........................................................   1
     1.2   Definitions.......................................................................   1

2.   PURPOSE OF TRUST........................................................................   2

3.   THE TRUSTEES............................................................................   2
     3.1   Number, Designation, Election, Term, etc..........................................   2
     3.2   Powers of Trustees................................................................   3
     3.3   Certain Contracts.................................................................   6
     3.4   Payment of Trust Expenses and Compensation of Trustees............................   7
     3.5   Ownership of Assets of the Trust..................................................   8
     3.6   Action by Trustees................................................................   8

4.   SHARES..................................................................................   8
     4.1   Description of Shares.............................................................   8
     4.2   Ownership of Shares..............................................................   10
     4.3   Investments in the Trust.........................................................   10
     4.4   No Pre-emptive Rights............................................................   10
     4.5   Status of Shares and Limitation of Personal Liability............................   10
     4.6   No Appraisal Rights..............................................................   10

5.   SHAREHOLDERS' VOTING POWERS AND MEETINGS...............................................   11
     5.1   Voting Powers....................................................................   11
     5.2   Meetings.........................................................................   11
     5.3   Record Dates.....................................................................   11
     5.4   Quorum and Required Vote.........................................................   12
     5.5   Action by Written Consent........................................................   12
     5.6   Inspection of Records............................................................   12
     5.7   Additional  Provisions...........................................................   12
     5.8  Shareholder Communications........................................................   12

6.   LIMITATION OF LIABILITY; INDEMNIFICATION...............................................   13
     6.1   Trustees, Shareholders, etc, Not Personally Liable; Notice.......................   13
     6.2   Trustee's Good Faith Action; Expert Advice; No Bond or Surety....................   13
     6.3   Indemnification of Shareholders..................................................   14
     6.4   Indemnification of Trustees, Officers, etc.......................................   14
     6.5   Compromise Payment...............................................................   15
     6.6   Indemnification Not Exclusive, etc...............................................   15
     6.7   Liability of Third Persons Dealing with Trustees.................................   15

7.   MISCELLANEOUS..........................................................................   15
     7.1   Duration and Termination of Trust................................................   15
     7.2   Reorganization...................................................................   16
     7.3   Amendments.......................................................................   16
     7.4   Filing of Copies: References; Headings...........................................   16
     7.5   Applicable Law...................................................................   17
     7.6   Resident Agent...................................................................   17

                       AGREEMENT AND DECLARATION OF TRUST

     AGREEMENT AND DECLARATION OF TRUST made at Springfield, Massachusetts this _____ day of February, 2002, by the Trustees hereunder, and by the holders of shares of beneficial interest to be issued hereunder as hereinafter provided.

                                   WITNESSETH

     WHEREAS this Trust has been formed to carry on the business of an investment company;

     WHEREAS this Trust is authorized to issue its shares of beneficial interest, all in accordance with the provisions hereinafter set forth;

     WHEREAS the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts business trust in accordance with the provisions hereinafter set forth; and

     WHEREAS this Trust is the successor to CIGNA Investment Securities, Inc. (formerly known as INA Income and Convertible Fund and INA Investment Securities, Inc.), which was organized as a Delaware corporation on June 28, 1972.

     NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets which they may from time to time acquire in any manner as Trustees hereunder IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust.

1.   NAME AND DEFINITIONS

     1.1 Name and Principal Office. This Trust shall be known as "CIGNA Investment Securities" and the Trustees shall conduct the business of the Trust under that name or any other name or names as they may from time to time determine. The principal office of the Trust shall be located at [________________________, Worcester, Massachusetts] or at such other location as the Trustees may from time to time determine.

     1.2 Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

         (a) "By-Laws" shall mean the By-Laws of the Trust as amended from time to time;

         (b) "Commission" shall have the meaning given it in the 1940 Act;

         (c) "Declaration of Trust" shall mean this Agreement and Declaration of Trust as amended or restated from time to time;

         (d) "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

         (e) "Shareholder" means a record owner of Shares;

         (f) "Shares" refers to the transferable units of interest into which the beneficial interest in the Trust (as the context may require) shall be divided from time to time;

         (g) "Trust" refers to the Massachusetts business trust established by this Declaration of Trust, as amended from time to time; and

         (h) "Trustees" refers to the Trustees of the Trust hereunder named herein or elected in accordance with Article III.

2.   PURPOSE OF TRUST

     The purpose of the Trust is to operate as an investment company and to offer Shareholders of the Trust an investment program primarily in securities and debt instruments.

3.   THE TRUSTEES

     3.1  Number, Designation, Election, Term, etc.

         (a) Trustees. The initial Trustees hereof shall be Richard H. Forde, Russell H. Jones, Farhan Sharaff, Paul J. McDonald and Marnie Wagstaff Mueller.

         (b) Number. The Trustees serving as such, whether named above or hereafter becoming Trustees, may increase or decrease the number of Trustees to a number other than the number theretofore determined. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of such Trustee's term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee in this pursuant to subsection (e) of this Section 3.1.

         (c) Election and Term. The Trustees shall be elected by Shareholders of the Trust. Each Trustee, whether named above or hereafter becoming a Trustee, shall serve as a Trustee of the Trust during the lifetime of this Trust and until its termination as hereinafter provided except as such Trustee sooner dies, resigns, retires or is removed. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may, pursuant to Section 3.1(f) hereof, appoint Trustees to fill vacancies.

         (d) Resignation and Retirement. Any Trustee may resign or retire as a Trustee, by written instrument signed by such Trustee and delivered to the other Trustees or to any officer of the Trust, and such resignation or retirement shall take effect upon such delivery or upon such later date as is specified in such instrument.

         (e) Removal. Any Trustee may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by vote of Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust's custodian.

         (f) Vacancies. Any vacancy or anticipated vacancy resulting from any reason, including without limitation the death, resignation, retirement, removal or incapacity of any of the Trustees, or resulting from an increase in the number of Trustees by the other Trustees may (but so long as there are at least two remaining Trustees, need not unless required by the 1940 Act) be filled by a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act, through the appointment in writing of such other person as such remaining Trustees in their discretion shall determine and such appointment shall be effective upon the written acceptance of the person named therein to serve as a Trustee and agreement by such person to be bound by the provisions of this Declaration of Trust, except that any such appointment in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees to be effective at a later date shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted such appointment and shall have agreed in writing to be bound by this Declaration of Trust and the appointment is effective, the Trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance.

         (g) Effect of Death, Resignation, etc. The death, resignation, retirement, removal or incapacity of the Trustees, or any one of them, shall not operate to annul or terminate the Trust or to revoke or terminate any existing agency or contract created or entered into pursuant to the terms of this Declaration of Trust.

         (h) No Accounting. Except to the extent required by the 1940 Act or under circumstances which would justify removal for cause, no person ceasing to be a Trustee as a result of death, resignation, retirement, removal or incapacity (nor the estate of any such person) shall be required to make an accounting to the Shareholders or remaining Trustees upon such cessation.

     3.2 Powers of Trustees. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility and the purpose of the Trust. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not be bound or limited by present or future laws or customs with regard to investment by trustees or fiduciaries, but shall have full authority and absolute power and control over the assets of the Trust and the business of the Trust to the same extent as if the Trustees were the sole owners of the assets of the Trust and the business in their own right, including such authority, power and control to do all acts and things as they, in their uncontrolled discretion, shall deem proper to accomplish the purposes of this Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the conduct of the business and affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; they may sue or be sued in the name of the Trust; they may as they consider appropriate elect and remove officers and appoint and terminate agents and consultants and hire and terminate employees, any one or more of the foregoing of whom may be a Trustee, and may provide for the compensation of all of the foregoing; they may appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including without implied limitation an executive committee, which may, when the Trustees are not in session and subject to the 1940 Act, exercise some or all of the power and authority of the Trustees as the Trustees may determine; in accordance with Section 3.3 they may employ one or more advisers, administrators, depositories and custodians and may authorize any depository or custodian to employ subcustodians or agents and to deposit all or any part of such assets in a system or systems for the central handling of securities and debt instruments, retain transfer, dividend; accounting or Shareholder servicing agents or any of the foregoing, provide for the distribution of Shares by the Trust through one or more distributors, principal underwriters or otherwise, and set record dates or times for the determination of Shareholders or various of them with respect to various matters; they may compensate or provide for the compensation of the Trustees, officers, advisers, administrators, custodians, other agents, consultants and employees of the Trust or the Trustees on such terms as they deem appropriate; and in general they may delegate to any officer of the Trust, to any committee of the Trustees and to any employee, adviser, administrator, distributor depository, custodian, transfer and dividend disbursing agent, or any other agent or consultant of the Trust such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust, including without implied limitation the power and authority to act in the name of the Trust and of the Trustees, to sign documents and to act as attorney-in-fact for the Trustees.

     Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority for and on behalf of the Trust established hereunder:

         (a) Investments. To invest and reinvest cash and other property, and to hold cash or other property uninvested without in any event being bound or limited by any present or future law or custom in regard to investments by trustees;

         (b) Disposition of Assets. To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

         (c) Ownership Powers. To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities, debt instruments or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities, debt instruments or property as the Trustees shall deem proper;

         (d) Subscription. To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or debt instruments;

         (e) Form of Holding. To hold any security; debt instrument or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian, subcustodian or other depository or a nominee or nominees or otherwise;

         (f) Reorganization, etc. To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or debt instrument of which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer, and to pay calls or subscriptions with respect to any security or debt instrument held in the Trust;

         (g) Voting Trusts, etc. To join with other holders of any securities or debt instruments in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or debt instrument with, or transfer any security or debt instrument to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or debt instrument (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

         (h) Compromise. To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy; including but not limited to claims for taxes;

         (i) Partnerships, etc. To enter into joint ventures, general or limited partnerships and any other combinations or associations;

         (j) Borrowing and Security. To borrow funds and to mortgage and pledge the assets of the Trust or any part thereof to secure obligations arising in connection with such borrowing;

         (k) Guarantees, etc. To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any of or all such obligations;

         (l) Insurance. To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, consultants, investment advisers, managers, administrators, distributors, principal underwriters, or independent contractors, or any thereof (or any person connected therewith), of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person in any such capacity, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

         (m) Pensions, etc. To pay pensions for faithful service, as deemed appropriate by the Trustees, and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

     3.3 Certain Contracts. Subject to compliance with the provisions of the 1940 Act, but notwithstanding any limitations of present and future law or custom in regard to delegation of powers by trustees generally, the Trustees may, at any time and from time to time and without limiting the generality of their powers and authority otherwise set forth herein, enter into one or more contracts with any one or more corporations, trusts, associations, partnerships, limited partnerships, other type of organizations, or individuals (a "Contracting Party"), to provide for the performance and assumption of some or all of the following services, duties and responsibilities to, for or on behalf of the Trust and/or the Trustees, and to provide for the performance and assumption of such other services, duties and responsibilities in addition to those set forth below as the Trustees may determine appropriate:

         (a) Advisory. Subject to the general supervision of the Trustees and in conformity with the stated policy of the Trustees with respect to the investments of the Trust to manage such investments and assets, make investment decisions with respect thereto, and to place purchase and sale orders for portfolio transactions relating to such investments and assets;

         (b) Administration. Subject to the general supervision of the Trustees and in conformity with any policies of the Trustees with respect to the operations of the Trust, to supervise all or any part of the operations of the Trust, and to provide all or any part of the administrative and clerical personnel, office space and office equipment and services appropriate for the efficient administration and operations of the Trust;

         (c) Distribution. To distribute the Shares of the Trust, to be principal underwriter of such Shares, and/or to act as agent of the Trust in the sale of Shares and the acceptance or rejection of orders for the purchase of Shares;

         (d) Custodian and Depository. To act as depository for and to maintain custody of the property of the Trust and accounting records in connection therewith;

         (e) Transfer and Dividend Disbursing Agency. To maintain records of the ownership of outstanding Shares, the issuance and redemption and the transfer thereof, and to disburse any dividends declared by the Trustees and in accordance with the policies of the Trustees and/or the instructions of any particular Shareholder to reinvest any such dividends;

         (f) Shareholder Servicing. To provide service with respect to the relationship of the Trust and its Shareholders, records with respect to Shareholders and their Shares, and similar matters; and

         (g) Accounting. To handle all or any part of the accounting responsibilities, whether with respect to the Trust's properties, Shareholders or otherwise.

     The same person may be the Contracting Party for some or all of the services, duties and responsibilities to, for and of the Trust and/or the Trustees, and the contracts with respect thereto may contain such terms interpretive of or in addition to the delineation of the services, duties and responsibilities provided for, including provisions that are not inconsistent with the 1940 Act relating to the standard of duty of and the rights to indemnification of the Contracting Party and others, as the Trustees may determine. Nothing herein shall preclude, prevent or limit the Trust or a Contracting Party from entering into sub-contractual arrangements relating to any of the matters referred to in Sections 3.3(a) through (g) hereof.

     The fact that:

         (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter or distributor or agent of or for any Contracting Party, or of or for any parent or affiliate of any Contracting Party or that the Contracting Party or any parent or affiliate thereof is a Shareholder or has an interest in the Trust, or that

         (ii) any Contracting Party may have a contract providing for the rendering of any similar services to one or more other corporations, trusts, associations, partnerships, limited partnerships or other organizations, or have other business or interests,

         (iii) shall not affect the validity of any contract for the performance and assumption of services, duties and responsibilities to, for or of the Trust and/or the Trustees or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders, provided that in the case of any relationship or interest referred to in the preceding clause (i) on the part of any Trustee, or officer of the Trust either (x) the material facts as to such relationship or interest have been disclosed to or are known by the Trustees not having any such relationship or interest and the contract involved is approved in good faith by a majority of such Trustees not having any such relationship or interest (even though such unrelated or disinterested Trustees are less than a quorum of all of the Trustees), (y) the material facts as to such relationship or interest and as to the contract have been disclosed to or are known by the Shareholders entitled to vote thereon and the contract involved is specifically approved in good faith by vote of the Shareholders, or (z) the specific contract involved is fair to the Trust as of the time it is authorized, approved or ratified by the Trustees or by the Shareholders.

     3.4 Payment of Trust Expenses and Compensation of Trustees. The Trustees are authorized to pay or to cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as the Trustees deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser, administrator, distributor, principal underwriter, auditor, counsel, depository, custodian, transfer agent, dividend disbursing agent, accounting agent, Shareholder servicing agent, and such other agents, consultants, and independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur. Without limiting the generality of any other provision hereof, the Trustees shall be entitled to reasonable compensation from the Trust for their services as Trustees and may fix the amount of such compensation.

     3.5 Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

     3.6 Action by Trustees. Except as otherwise provided by the 1940 Act or other applicable law, this Declaration of Trust or the By-Laws, any action to be taken by the Trustees on behalf of or with respect to the Trust may be taken by a majority of the Trustees present at a meeting of Trustees (a quorum, consisting of at least one-half of the Trustees then in office, being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office (or such larger or different number as may be required by the 1940 Act or other applicable law).

4.  SHARES

     4.1 Description of Shares.

         (a) Generally. The beneficial interest in the Trust shall be divided into Shares, all with $.10 par value and of one class; provided, however, that the Trustees shall have the authority from time to time to issue Shares in one or more other classes, as they deem necessary or desirable.

     The number of authorized Shares thereof that may be issued is unlimited, and the Trustees may issue Shares for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Share dividend or split-up), all without action or approval of the Shareholders. All Shares when so issued on the terms determined by the Trustees shall be fully paid and non-assessable. The Trustees may hold as treasury Shares, reissue for such consideration and on such terms as they may determine, or cancel, at their discretion from time to time, any Shares reacquired by the Trust.

     The Trustees may from time to time close the transfer books or establish record dates and times for the purposes of determining the holders of Shares entitled to be treated as such, to the extent provided or referred to in Section 5.3.

         Any Trustee, officer or other agent of the Trust, and any organization in which any such person is interested may acquire, own, hold and dispose of Shares of the Trust to the same extent as if such person were not a Trustee, officer or- other agent of the Trust; and the Trust may issue and sell or cause to be issued and sold and may purchase Shares from any such person or any such organization subject only to the general limitations, restrictions or other provisions applicable to the sale or purchase of Shares generally.

         (b) Dividends. Dividends and distributions on Shares may be paid with such frequency as the Trustees may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares, from such of the income and capital gains, accrued or realized, from the assets belonging to the Trust. All dividends and distributions on Shares shall be distributed pro rata to the holders of Shares in proportion to the number of Shares held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Trustees may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Trustees under such program or procedure. Such dividends and distributions may be made in cash or Shares or a combination thereof as determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder.

     The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

         (c) Liquidation. In the event of the liquidation or dissolution of the Trust, the holders of Shares shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, over the liabilities of the Trust. The assets so distributable to the holders of Shares shall be distributed among such holders in proportion to the number of Shares held by them and recorded on the books of the Trust. The liquidation of the Trust may be authorized at any time by vote of a majority of the Trustees then in office.

         (d) Voting. On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each whole Share standing in his name on the books of the Trust.

         (e) Transfer. Shares shall be transferable on the records of the Trust only by the record holder thereof or by such holder's agent thereunto duly authorized in writing, upon delivery to the Trustees or the Transfer Agency of a duly executed instrument of transfer, together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder, and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

         (f) Equality. Except as provided herein or in the instrument designating and establishing any class of Shares, all Shares shall represent an equal proportionate interest in the assets belonging to the Trust (subject to the liabilities belonging to the Trust) and each Share of a class shall be equal to each other Share of the Trust. The Trustees may from time to time divide or combine the Shares into a greater or lesser number of Shares without thereby changing the proportionate beneficial interest in the assets belonging to the Trust.

         (g) Fractions. Any fractional Share, if any such fractional Share is outstanding, shall carry proportionately all the rights and obligations of a whole Share, including rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Shares, and liquidation of the Trust.

     4.2 Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or of a transfer or similar agent for the Trust. No certificates certifying the ownership of Shares need be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the use of facsimile signatures, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders and as to the number of Shares held from time to time by each such Shareholder.

     4.3 Investments in the Trust. The Trustees may accept investments in the Trust from such persons and on such terms and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize. The Trustees may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase of Shares that conform to such authorized terms and to reject any purchase orders for Shares whether or not conforming to-such authorized terms.

     4.4 No Pre-emptive Rights. Shareholders shall have no pre-emptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

     4.5 Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the Trust nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but only to the rights of said decedent under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

     4.6 No Appraisal Rights. Shareholders shall have no right to demand payment for their shares or to any other rights of dissenting shareholders in the event the Trust participates in any transaction which would give rise to appraisal or dissenters' rights by a shareholder of a corporation organized under Chapter 156B of the General Laws of the Commonwealth of Massachusetts, or otherwise.

5.   SHAREHOLDERS' VOTING POWERS AND MEETINGS

     5.1 Voting Powers. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders and
(vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Proxies may be given by or on behalf of a Shareholder orally or in writing or pursuant to any computerized, telephonic, or mechanical data gathering process. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed or otherwise given by or on behalf of any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed or otherwise given by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

     5.2 Meetings. No annual or regular meeting of Shareholders is required. Special meetings of Shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as-herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust.

     5.3 Record Dates. For the purpose of determining the Shareholders who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such-period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a date and time not more than 90 days prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as Shareholders of record for purposes of such other action, and any Shareholder who was a Shareholder at the date and time so fixed shall be entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though such Shareholder has since that date and time disposed of such Shareholder's Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

     5.4 Quorum and Required Vote. Except as otherwise provided by the 1940 Act or other applicable law, thirty percent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting, but any lesser number shall be sufficient for adjournments. Any meeting of shareholders, whether or not a quorum is present, may be adjourned for any lawful purpose provided that no meeting shall be adjourned for more than six months beyond the originally scheduled meeting date. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting without the necessity of further notice. A majority of the Shares voted, at a meeting of which a quorum is present shall decide any questions and a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this Declaration of Trust or the By-Laws.

     5.5 Action by Written Consent. Subject to the provisions of the 1940 Act and other applicable law, any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of this Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

     5.6 Inspection of Records. The records of the Trust shall be open to inspection by Shareholders for any lawful purpose reasonably related to a Shareholder's interest as a Shareholder. The Trustees may from time to time establish reasonable standards, including standards governing what information and documents are to be furnished, at what time and location and at whose expense with respect to a Shareholder's inspection of Trust records.

     5.7 Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters not inconsistent with the provisions hereof.

     5.8 Shareholder Communications. Whenever ten or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the outstanding Shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a Shareholder meeting and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust, as applicable; or (2) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

     If the Trustees elect to follow the course specified in clause (2) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with-reasonable promptness, mail such material to all Shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. The Trustees shall thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

6.   LIMITATION OF LIABILITY; INDEMNIFICATION

     6.1 Trustees, Shareholders, etc, Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders of the Trust nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate. or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only by or for the Trust or the Trustees and not personally. Nothing in this Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the Shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

     Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

     6.2 Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the-foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, Shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (b) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in-accordance with such advice or for failing to follow such advice; and (c) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the

Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to Section 3.3. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

     6.3 Indemnification of Shareholders. In case any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or such Shareholder's heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

     6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Trust) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of-any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     6.5 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 6.4, pursuant to a consent decree or otherwise, no such indemnification either for any payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

     6.7 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

7.   MISCELLANEOUS

     7.1 Duration and Termination of Trust. Unless terminated as provided herein, the Trust shall continue without limitation of time and, without limiting the generality of the foregoing, no change, alteration or modification with respect to the Trust shall operate to terminate the Trust. The Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities, as defined in the 1940 Act.

     Upon termination, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets to distributable form in cash, securities or other property, or any combination thereof, and distribute the proceeds to the Shareholders.

     7.2 Reorganization. The Trust may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, associations, limited liability companies, corporations or other entities organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a new consolidated or merged trust, partnership, association, limited liability company, corporation or other entity under the laws of which any one of the constituent entities is organized with the Trust to be the survivor or non-survivor of such transaction, or (2) transfer all or substantially all of its assets to one or more trusts or sub-trusts, partnerships, associations, corporations or other entities organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such entities merged into it, or transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust in connection therewith. Any such consolidation, merger or transfer shall require the affirmative vote of Shareholders in the manner contemplated by Section 5.4.

     7.3 Amendments. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not materially adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that materially adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to a vote of a majority of such Trustees) when authorized to do so by the vote of Shareholders in the manner contemplated by Section 5.4. Subject to the foregoing, any such amendment shall be effective as of any prior or future time as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer of the Trust to the effect that such amendment has been duly adopted.

     7.4 Filing of Copies: References; Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of The Commonwealth of Massachusetts and with the Springfield City Clerk, as well as any other governmental office where such filing may from time to time be required, but the failure to make any such filing shall not impair the effectiveness of this instrument or any such amendment. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made, as to the identities of the Trustees and officers, and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein", "hereof" and "hereunder" shall be deemed to refer to this instrument as a whole as the same may be amended or affected by any such amendments. The masculine gender shall include the feminine and neuter genders. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     7.5 Applicable Law. This Declaration of Trust is made in The Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth, including the Massachusetts Business Corporation Law as the same may be amended from time to time, to which reference is made with the intention that matters not specifically covered herein or as to which an ambiguity may exist shall be resolved as if the Trust were a business corporation organized in Massachusetts, but the reference to said Business Corporation Law is not intended to give the Trust, the Trustees, the Shareholders or any other person any right, power, authority or responsibility available only to or in connection with an entity organized in corporate form. The Trust shall be of the type referred to in
Section 1 of Chapter 182 of the Massachusetts General Laws and of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

     7.6 Resident Agent. ________________, CIGNA Investment Securities, _____________________ is hereby designated as the initial resident agent of the Trust in Massachusetts.

     IN WITNESS WHEREOF, the undersigned Trustees hereunto executed this document for CIGNA Investment Securities and its assigns, as of the day and year first above written.


                                            ---------------------------------
                                            Richard H. Forde



                                            ---------------------------------
                                            Russell H. Jones



                                            ---------------------------------
                                            Farhan Sharaff



                                            ---------------------------------
                                            Paul J. McDonald



                                            ---------------------------------
                                            Marnie Wagstaff Mueller

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

CIGNA INVESTMENT SECURITIES, INC.

This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of the proposals shown on this proxy card


Mark box at right if an address change or comment has been noted on the reverse
side of this card.      [ ]

CONTROL NUMBER:

Please be sure to sign and date this Proxy


--------------------------------------------------------------------------------
Date


--------------------------------------------------------------------------------
Shareholder sign here


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Co-owner sign here


1. Election of Directors.                         For      Withhold    For All
                                                                       Nominees
Ms. Mueller and Messrs. Forde,                                         Except
Jones, McDonald and Sharaff.                      [ ]      [ ]         [ ]

   If you do not wish your
   shares voted "For" a
   particular nominee, mark the
   "For All Nominees Except" box
   and strike a line through the
   name(s) of the nominee(s).
   Your shares will be voted for
   the remaining nominee(s).

2. Reorganization of the                          For      Against     Abstain
   Fund from a Delaware                           [ ]      [ ]         [ ]
   corporation to a
   Massachusetts business trust.

3. Removal of the fundamental                     For      Against     Abstain
   investment policy concerning                   [ ]      [ ]         [ ]
   investment in other
   investment companies.

4. In their discretion upon such                  For      Against     Abstain
   other matters as may properly                  [ ]      [ ]         [ ]
   come before the meeting.

   RECORD DATE SHARES:

                        CIGNA INVESTMENT SECURITIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard H. Forde and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of CIGNA Investment Securities, Inc. (the "Fund'), on Monday, April 30, 2002 at 11:30 a.m., Eastern Time, at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein on the matters described in the notice and accompanying proxy statement for the meeting. The Directors recommend that you vote "FOR" each of the proposals. As to any other matter, the proxies shall vote in accordance with their best judgment.

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     PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
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Please sign this proxy exactly as your name appears on the books of the Fund.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?                              DO YOU HAVE ANY COMMENTS?

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